SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C. 20549




                                            FORM 8-K



                                        CURRENT REPORT



                             Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        March 1, 1996


                    Northern States Power Company
         (Exact name of registrant as specified in its charter)


                             Minnesota

           (State or other jurisdiction of incorporation)


1-3034                                        41-0448030
(Commission File Number)              (IRS Employer Identification No.)


414 Nicollet Mall, Mpls, MN                           55401
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code        612-330-5500




(Former name or former address, if changed since last report)


Item 5.    Other Events

For its 1995 reporting year, NSP has changed its categorization of certain commercial and industrial electric customers to conform with more prevalent industry practice.

Federal Energy Regulatory Commission (FERC) rules suggest that commercial and industrial customers be considered "small" if their annual electric demand is not greater than 1,000 Kilowatts
(Kw). Most utilities have used this threshold to separate large commercial and industrial customers (those with more than 1,000 Kw of annual electric demand) from small commercial and industrial customers (those with up to 1,000 Kw of annual electric demand). However, as allowed under FERC rules, utilities can segregate commercial and industrial customers differently if clearly identified in reports to FERC.

Historically, NSP has used retail ratemaking classifications as the basis for classifying commercial and industrial customers as small or large. Under these retail customer classifications, commercial and industrial customers with up to 100 Kw in annual electric demand were considered small and those with 100 Kw or more of annual electric demand were considered large. Beginning with the 1995 reporting year, NSP will disclose in its annual reports filed with the Securities and Exchange Commission, three classes of commercial and industrial customers: small (less than 100 Kw in annual demand), medium (100 Kw up to 1,000 Kw) and large
(1,000 Kw or more). This segmentation of customers should provide information which is more comparable to other utilities' reporting of commercial and industrial customers and sales.

NSP expects its 1995 Annual Report to Shareholders, which incorporates this new customer classification, will be printed and distributed by mid-March 1996. Attached is an excerpt from the 1995 Annual Report, (Operating Statistics), showing the estimated medium and redefined large commercial and industrial classes of electric customers for the first time.


Operating Statistics

                                         1995         1994         1993         1992         1991         1985
Regulated Electric Operations
Revenues (thousands)
  Residential
    With space heating             $   67 332   $   66 962   $   68 222   $   63 376   $   67 878   $   58 309
    Without space heating             668 411      616 821      583 371      534 676      568 672      425 652
  Small commercial and industrial     362 521      351 287      327 888      312 581      315 946      236 915
  Medium commercial and industrial    399 259         *            *            *            *            *
  Large commercial and industrial     448 226      824 195      780 444      718 712      713 177      515 794
  Streetlighting and other             29 162       28 936       29 214       29 764       30 720       30 734
      Total retail                  1 974 911    1 888 201    1 789 139    1 659 109    1 696 393    1 267 404
  Sales for resale                    133 961      146 239      159 498      137 962      145 008       94 605
  Miscellaneous                        33 898       32 204       26 279       26 245       21 837       14 103
      Total                        $2 142 770   $2 066 644   $1 974 916   $1 823 316   $1 863 238   $1 376 112

Sales (millions of kilowatt-hours)
  Residential
    With space heating                  1 111        1 076        1 094        1 041        1 141        1 066
    Without space heating               8 845        8 227        7 998        7 640        8 226        6 900
  Small commercial and industrial       5 763        5 585        5 307        5 224        5 330        4 326
  Medium commercial and industrial      7 511         *            *            *            *            *
  Large commercial and industrial      10 941       17 874       17 117       16 365       16 286       12 569
  Streetlighting and other                329          334          344          372          386          500
      Total retail                     34 500       33 096       31 860       30 642       31 369       25 361
  Sales for resale                      6 500        6 733        8 044        6 530        6 083        4 211
      Total                            41 000       39 829       39 904       37 172       37 452       29 572

Customer accounts (at Dec. 31)
  Residential
    With space heating                 76 344       76 050       75 644       74 939       74 646       66 668
    Without space heating           1 162 232    1 146 578    1 131 928    1 119 354    1 104 772    1 010 194
  Small commercial and industrial     144 774      142 858      141 446      140 768      139 266      125 992
  Medium commercial and industrial      7 906         *            *            *            *            *
  Large commercial and industrial         652        8 172        8 114        7 904        7 758        6 049
  Streetlighting and other              4 883        4 836        4 813        4 627        7 662        5 245
      Total retail                  1 396 791    1 378 494    1 361 945    1 347 592    1 334 104    1 214 148
  Sales for resale                         67           70           71           74           72           81
      Total                         1 396 858    1 378 564    1 362 016    1 347 666    1 334 176    1 214 229

Residential with space heating
  Annual kwh per customer              14 571       14 224       14 531       13 950       15 272       16 522
  Annual revenue per customer         $883.33      $885.19      $906.18      $849.08      $908.47      $903.72
  Average revenue per kwh (cents)        6.06         6.22         6.24         6.09         5.95         5.47

Residential without space heating
  Annual kwh per customer               7 664        7 230        7 106        6 879        7 505        6 887
  Annual revenue per customer         $579.15      $542.04      $518.34      $481.45      $518.83      $424.86
  Average revenue per kwh (cents)        7.56         7.50         7.29         7.00         6.91         6.17

Kilowatt-hour output (millions)
  Thermal                              33 802       32 710       33 130       30 467       31 335       24 095
  Hydro                                 1 049          922        1 001        1 024        1 153        1 200
  Purchased and interchange             9 189        9 054        8 541        8 187        7 019        6 317
      Total                            44 040       42 686       42 672       39 678       39 507       31 612

Capability at time of maximum
demand (megawatts)
  Company owned                         7 100        6 859        6 816        6 798        6 823        6 057
  Purchased and sales-net
   (with reserve)                       1 910        1 860        1 787        1 614        1 368          810
      Total                             9 010        8 719        8 603        8 412        8 191        6 867

Maximum demand (megawatts)              7 519        7 101        6 990        6 128        7 080        5 205
Date of maximum demand                July 13      June 14      Aug. 25      June 12      July 16       July 9

* Beginning in 1995, the commercial and industrial customer class has been segmented into small (less than 100 kw in demand per year), medium (100 kw up to 1,000 kw) and large
(1,000 kw or more). The medium group, which is an estimate, was reported as large prior to 1995.



                                         1995         1994         1993         1992         1991         1985

Regulated Gas Operations
Revenues (thousands)
  Residential
    With space heating               $212 853     $204 668     $220 828     $178 164     $179 161     $195 248
    Without space heating               2 690        2 838        2 715        2 523        2 614        3 838
  Commercial and industrial
    Firm                              119 863      120 912      131 431      105 829      105 703      118 760
    Interruptible                      48 646       49 384       52 216       41 612       40 768       81 501
  Interstate transmission (Viking)*    13 954       14 075        9 019
  Miscellaneous**                      27 808       28 026       12 867        8 078        9 674        2 853
      Total                          $425 814     $419 903     $429 076     $336 206     $337 920     $402 200

Sales (thousands of mcf)
  Residential
    With space heating                 41 993       38 427       40 946       35 136       37 493       32 850
    Without space heating                 301          323          331          323          359          464
  Commercial and industrial
    Firm                               28 275       27 342       28 622       24 273       25 429       22 042
    Interruptible                      22 408       19 373       18 559       15 823       15 813       19 986
  Miscellaneous                           772          212          186          108          325          114
      Total retail                     93 749       85 677       88 644       75 663       79 419       75 456

Other gas delivered (thousands of mcf)
   Interstate transmission (Viking)*  132 512      131 074       75 188
   Agency, transportation and
     off-system sales                  19 679       13 466        8 128        7 332        7 549          106
      Total                           152 191      144 540       83 316        7 332        7 549          106

Customer accounts (at Dec. 31)
  Residential
    With space heating                367 811      351 773      337 868      326 439      314 843      255 154
    Without space heating              18 196       18 961       19 408       19 841       20 294       24 420
  Commercial and industrial            38 575       37 140       36 185       35 458       34 663       28 414
      Total                           424 582      407 874      393 461      381 738      369 800      307 988

Residential with space heating
  Annual mcf per customer                 117          112          124          110          122          131
  Annual revenue per customer         $591.65      $595.30      $667.28      $557.83      $581.61      $779.75
  Average revenue per mcf               $5.07        $5.33        $5.39        $5.07        $4.78        $5.94

Gas purchased for resale to utility customers
  Total cost (thousands)***          $236 714     $245 939     $275 313     $216 743     $209 326     $300 375
  Cost recognized per mcf sold***       $2.49        $2.85        $3.11        $2.86        $2.64        $3.98

Maximum sendout (mcf)                 659 800      686 130      642 684      611 380      612 522      610 914
Date of maximum sendout                Jan. 3      Jan. 17      Dec. 27      Dec. 23      Feb. 14      Jan. 19

  * Excludes intercompany sales revenues of $2.4 million (20,441 thousands of mcf) in
     1995 and $2.2 million (16,845 thousands of mcf) in 1994
 ** Includes NSP revenues for agency and transportation services and off-system sales
*** Excludes cost and volumes for other gas delivered



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Northern States Power Company
                                 (a Minnesota Corporation)

                                 (Arland D. Brusven)
                                 Arland D. Brusven
                                 Vice President, Finance

Dated: March 1, 1996